UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

IPC Alternative Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-272750	87-1302380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

For the year ended December 31, 2025, IPC Alternative Real Estate Income Trust, Inc. (the "Company") paid distributions of approximately $0.42 million. For income tax purposes only, 100% of the distributions were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder's basis in its shares and thereafter as capital gain). The following table denotes the nature of the Company's monthly cash distributions paid in 2025 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2025. All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Distributions	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class T Common Stock:
December 31, 2024	January 6, 2025	$0.0711	$—	$—	$0.0711
January 31, 2025	February 5, 2025	$0.0867	$—	$—	$0.0867
February 28, 2025	March 5, 2025	$0.0884	$—	$—	$0.0884
March 31, 2025	April 3, 2025	$0.0869	$—	$—	$0.0869
April 30, 2025	May 5, 2025	$0.0875	$—	$—	$0.0875
May 31, 2025	June 4, 2025	$0.0870	$—	$—	$0.0870
June 30, 2025	July 3, 2025	$0.0876	$—	$—	$0.0876
July 31, 2025	August 5, 2025	$0.0873	$—	$—	$0.0873
August 31, 2025	September 4, 2025	$0.0872	$—	$—	$0.0872
September 30, 2025	October 3, 2025	$0.0879	$—	$—	$0.0879
October 31, 2025	November 5, 2025	$0.0874	$—	$—	$0.0874
November 30, 2025	December 3, 2025	$0.0879	$—	$—	$0.0879

Class D Common Stock:
December 31, 2024	January 6, 2025	$0.0834	$—	$—	$0.0834
January 31, 2025	February 5, 2025	$0.0990	$—	$—	$0.0990
February 28, 2025	March 5, 2025	$0.0995	$—	$—	$0.0995
March 31, 2025	April 3, 2025	$0.0991	$—	$—	$0.0991
April 30, 2025	May 5, 2025	$0.0992	$—	$—	$0.0992
May 31, 2025	June 4, 2025	$0.0991	$—	$—	$0.0991
June 30, 2025	July 3, 2025	$0.0993	$—	$—	$0.0993
July 31, 2025	August 5, 2025	$0.0992	$—	$—	$0.0992
August 31, 2025	September 4, 2025	$0.0992	$—	$—	$0.0992
September 30, 2025	October 3, 2025	$0.0994	$—	$—	$0.0994
October 31, 2025	November 5, 2025	$0.0992	$—	$—	$0.0992
November 30, 2025	December 3, 2025	$0.0994	$—	$—	$0.0994

Class I Common Stock:
December 31, 2024	January 6, 2025	$0.0885	$—	$—	$0.0885
January 31, 2025	February 5, 2025	$0.1042	$—	$—	$0.1042
February 28, 2025	March 5, 2025	$0.1042	$—	$—	$0.1042
March 31, 2025	April 3, 2025	$0.1042	$—	$—	$0.1042
April 30, 2025	May 5, 2025	$0.1042	$—	$—	$0.1042
May 31, 2025	June 4, 2025	$0.1042	$—	$—	$0.1042
June 30, 2025	July 3, 2025	$0.1042	$—	$—	$0.1042
July 31, 2025	August 5, 2025	$0.1042	$—	$—	$0.1042
August 31, 2025	September 4, 2025	$0.1042	$—	$—	$0.1042
September 30, 2025	October 3, 2025	$0.1042	$—	$—	$0.1042
October 31, 2025	November 5, 2025	$0.1042	$—	$—	$0.1042
November 30, 2025	December 3, 2025	$0.1042	$—	$—	$0.1042

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC Alternative Real Estate Income Trust, Inc.

Date:	January 28, 2026	By:	/s/ Jerry Kyriazis
Jerry Kyriazis Chief Financial Officer